UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 14, 2012

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2010 Main Street, Suite 600, Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (949) 851-1473

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2012, Daniel J. Starck provided notice to CorVel Corporation (the “Company”) that he is voluntarily resigning from his position as Chief Executive Officer of the Company, effective April 13, 2012. Upon his departure from the Company, Mr. Starck will be joining Apria Healthcare, Inc., a subsidiary of Apria Healthcare Group, Inc., as Chief Executive Officer.

On March 13, 2012, the Company’s Board of Directors reappointed V. Gordon Clemons, Sr. as Chief Executive Officer of the Company. Mr. Clemons will also continue to serve the Company in his current role as Chairman of the Board. Mr. Clemons will assume the role of Chief Executive Officer once duties performed by Mr. Starck have been fully transitioned to Mr. Clemons which is currently expected to be completed no later than April 13, 2012. Mr. Clemons will not receive any additional compensation for assuming the role of Chief Executive Officer.

Mr. Clemons, 68, has served as our Chairman of the Board since April 1991. He served as our Chief Executive Officer from January 1988 until August 2007, when Daniel Starck was appointed to that office, and as our President from January 1988 until May 2006, when Mr. Starck was appointed to that office. Mr. Clemons was President of Caremark, Inc., a home intravenous therapy company, from May 1985 to September 1987, at which time Caremark was purchased by Baxter International, Inc. From 1981 to 1985, Mr. Clemons was President of INTRACORP, a medical management company and subsidiary of CIGNA Corporation.

There are no family relationships between Mr. Clemons and any director or executive officer of the Company, other than his son, Gordon Clemons, Jr., who is Executive VP, Operations. Gordon Clemons, Jr. was appointed Executive VP, Operations on November 17, 2011. Since April 1, 2011, Gordon Clemons, Jr. has received a salary of $173,222 (based on an annual salary of $ 215,000) and stock option grants for 8,625 shares of the Company’s common stock. Gordon Clemons, Jr. will receive a bonus of $151,722 and matching 401(k) contribution in the amount of $2,253 for the fiscal year ending March 31, 2012. For information regarding Mr. Clemons’ compensation prior to April 1, 2011, please refer to the “Certain Relationships and Related Person Transactions” section of the Company’s proxy statement filed with the Securities and Exchange Commission on July 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: March 14, 2012	/s/ V. Gordon Clemons, Sr.
V. Gordon Clemons, Sr.
Chairman of the Board